Exhibit 10.8

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING DX-C9	PAGE 1	OF PAGES 27

2. CONTRACT (*Proc. Inst. Ident.*) NO. HQ0006-07-C-7372	3. EFFECTIVE DATE 31 Oct 2006	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. SEE SCHEDULE

5. ISSUED BY CODE HQ0006	6. ADMINISTERED BY (*If other than Item 5*) CODE S2404A
MISSILE DEFENSE AGENCY (MDA) CONTRACTS DIRECTORATE 7100 DEFENSE PENTAGON WASHINGTON DC 20301-7100	DCMA MANASSAS 10500 BATTLEVIEW PARKWAY, SUITE 200 MANASSAS VA 22110-2342

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, city, county, state and zip code*) DATAMAT SYSTEMS RESEARCH, INC. B.K. GOGIA 1600 INTERNATIONAL DRIVE SUITE 110 MC LEAN VA 22102-4860	8. DELIVERY [ ] FOB ORIGIN [X] OTHER (*See below*) 9. DISCOUNT FOR PROMPT PAYMENT 10. SUBMIT INVOICES (*4 copies unless otherwise specified*) TO THE ADDRESS SHOWN IN: — ITEM
CODE 0YMY6 FACILITY CODE	

11. SHIP TO/MARK FOR CODE	12. PAYMENT WILL BE MADE BY CODE HQ0338
See Schedule	DFAS -CO/SOUTH ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS OH 43218-2381
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )	14. ACCOUNTING AND APPROPRIATION DATA **See Schedule**

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	**$400,000.00**

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				**PART II - CONTRACT CLAUSES**	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	22 - 26
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 7			**PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS**	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	8	X	J	LIST OF ATTACHMENTS	27
X	D	PACKAGING AND MARKING	9			**PART IV - REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	10		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	11				
X	G	CONTRACT ADMINISTRATION DATA	12 - 15		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	16 - 21		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (*Type or print*)	20A. NAME AND TITLE OF CONTRACTING OFFICER TEL: EMAIL:

19B. NAME OF CONTRACTOR BY ______ (*Signature of person authorized to sign*)	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA BY ______ (*Signature of Contracting Officer*)	20C. DATE SIGNED

NSN 7540-01-152-8069 26-107 STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE GPO 1985 O - 469-794 Prescribed by GSA
FAR (48 CFR) 53.214(a)

HQ0006-07-C-7372

Section B — Supplies or Services and Prices
SECTION B SPECIAL PROV (FIRST)
B-01       LINE ITEM DESCRIPTION (MAY 2005) (TAILORED)
     In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities except as specified herein to be furnished by the Government (if applicable), and shall do all that which is necessary or incidental to the satisfactory and timely performance of the following:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Lot	$50,000.00	$50,000.00
	STTR Phase II Research and Development
	FFP
	The Contractor shall perform research and development efforts and provide the Outline and Synopsis Report due 1l-Dec-06 in accordance with the Statement of Objectives/Statement of Work (SOO/SOW) and Contract Data Requirements List (CDRL) A002.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR62875

				NET AMT	$50,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101
	Information Funding SLIN
	FFP
	This is an administrative SLIN utilized for funding purposes.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR62875

				NET AMT	$0.00

					$50,000.00
ACRN AA
CIN: SB9JLR62875000101

HQ0006-07-C-7372

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		1	Lot	$100,000.00	$100,000.00
	STTR Phase II Research and Development
	FFP
	The Contractor shall perform research and development efforts and provide the Interim Status Report due 27-Jan-07 in accordance with the Statement of Objectives/Statement of Work (SOO/SOW) and Contract Data Requirements List (CDRL) A002.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR62875

				NET AMT	$100,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201
	Information Funding SLIN
	FFP
	This is an administrative funding SLIN utilized for funding purposes.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR63600

				NET AMT	$0.00

					$100,000.00
ACRN AB
CIN: SB9JLR63600000201

HQ0006-07-C-7372

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		1	Lot	$100,000.00	$100,000.00
	STTR Phase II Research and Development
	FFP
	The Contractor shall perform research and development efforts and provide the Interim Status Report due 27-Apr-07 in accordance with the Statement of Objectives/Statement of Work (SOO/SOW) and Contract Data Requirements List (CDRL) A002.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR62875

				NET AMT	$100,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301
	Information Funding SLIN
	FFP
	This is an administrative funding SLIN utilized for funding purposes.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR63602

				NET AMT	$0.00

					$100,000.00
ACRN AC
CIN: SB9JLR63602000301

HQ0006-07-C-7372

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		1	Lot	$100,000.00	$100,000.00
	STTR Phase II Research and Development
	FFP
	The Contractor shall perform research and development efforts and provide the Interim Status Report due 27-Jul-07 in accordance with the Statement of Objectives/Statement of Work (SOO/SOW) and Contract Data Requirements List (CDRL) A002.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR62875

				NET AMT	$100,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000401
	Information Funding SLIN
	FFP
	This is an administrative funding SLIN utilized for funding purposes.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR63603

				NET AMT	$0.00

					$100,000.00
ACRN AD
CIN: SB9JLR63603000401

HQ0006-07-C-7372

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		1	Lot	$50,000.00	$50,000.00
	STTR Phase II Research and Development
	FFP
	The Contractor shall perform research and development efforts and provide Final Report due 27-Oct-07 in accordance with the Statement of Objectives/Statement of Work (SOO/SOW) and Contract Data Requirements List (CDRL) A003.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR62875

				NET AMT	$50,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000501
	Information Funding SLIN
	FFP
	This is an administrative funding SLIN utilized for funding purposes.
	FOB: Destination
	PURCHASE REQUEST NUMBER: SB9JLR63604

				NET AMT	$0.00

					$50,000.00

ACRN AE
CIN: SB9JLR63604000501
Data and Reports (NSP)
0006
FFP
The Contractor shall provide the NSP data deliverables in accordance with Exhibit A, Contract Data Requirements Lists, DD Form 1423-1.
SECTION B SPECIAL PROVISIONS
B-02      CONTRACT TYPE (MAY 2005) (TAILORED)

HQ0006-07-C-7372

     This is a Firm Fixed Price (FFP) Contract with a 12-month period of performance (POP) and no options as specified in Section B and other related Sections, Attachments, and Exhibits.

HQ0006-07-C-7372

Section C — Descriptions and specifications
SECTION C SPECIAL PROVISIONS
C-01 SCOPE OF WORK (MAY 2005)
     The Contractor shall perform the work specified in the Statement of Objectives/Statement of Work (SOO/SOW) or other Attachments and Exhibits in Section J of this contract. The Contractor shall provide all necessary materials, labor, equipment and facilities incidental to the performance of this requirement.
C-02 REPORTS AND OTHER DELIVERABLES (MAY 2005) (TAILORED)
     a. The Contractor shall submit all reports and other deliverables in accordance with the delivery schedule set forth in Section F, and the attached Contract Data Requirements Lists, DD Form 1423-1.
     b. Technical reports delivered by the Contractor in the performance of the contract shall be considered Technical Data, as defined in DFARS 252.227-7018, “Rights in Noncommercial Technical Data and Computer Software — Small Business Innovation Research (SBIR) Program.”
     c. Reports shall be submitted electronically in accordance with the attached Contract Data Requirements List, DD Form 1423-1, submission requirements. For reports that are unable to be submitted electronically, reports shall be mailed by other than first-class mail unless the urgency of submission requires use of first-class mail. In this situation, one copy shall be mailed first-class and the remaining copies forwarded by less than first-class.
     d. The following information shall be provided with all reports. However, if the report incorporates a MDA logo or letterhead, this information will be provided on a severable cover sheet and not on the same sheet of paper as the MDA logo or letterhead.
- CONTRACT NUMBER
- PROGRAM’S DESCRIPTION (INCLUDING 2 LETTER CODE)/PROGRAM MANAGER
- CONTRACTOR’S POINT OF CONTACT NAME AND PHONE NUMBER
     e. All reports generated under this contract shall contain the following disclaimer statement on the cover page:
     “The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Department of Defense position, policy, or decision, unless so designated by other official documentation.”
     f. Except as provided by the Contract Data Requirements List, DD Form 1423-1, Exhibit A, and if incorporated the Contract Security Classification Specification, DD Form 254, the distribution of any contract report in any stage of development or completion is prohibited without the approval of the Contracting Officer.

HQ0006-07-C-7372

Section D — Packaging and Marking
SECTION D SPECIAL PROVISIONS
D-01 PACKAGING AND MARKING OF TECHNICAL DATA (MAY 2005) (TAILORED)
     Technical data items shall be preserved, packaged, packed, and marked in accordance with the best commercial practices to meet the packaging requirements of the carrier and insure safe delivery at destination. If applicable, Classified reports, data and documentation shall be prepared for shipment in accordance with the National Security Program Operating Manual (NISPOM), DoD 5220.22-M.
D-02 PACKAGING AND MARKING OF HARDWARE ITEMS (MAY 2005) (TAILORED)
     The contractor shall utilize best commercial practices for the preservation, packaging, marking and labeling of any hardware delivered under this contract to insure safe delivery at final destination. However, the contractor should also note the requirements of DFARS 252.211-7003, Item Identification and Valuation, if applicable.
     Packaging and marking of hazardous materials shall comply with Title 49 of the Code of Federal Regulation and the International Maritime Dangerous Goods.
     SPECIAL EMPHASIS ITEM: MARKING INSTRUCTIONS FOR MISSILE DEFENSE AGENCY (MDA) REQUIREMENTS - Request for marking instructions shall be submitted electronically at least 90 days prior to required delivery date, to:
Office of the Secretary of Defense
Missile Defense Agency, MDA/DACT
7100 Defense Pentagon
Washington, DC 20301-7100
E-mail: (Contract Specialist email address identified on Page 2 of the CDRL cover sheets, DD Form 1423-1, Exhibit A.)

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Section E — Inspection and Acceptance
SECTION E SPECIAL PROVISIONS
E-01 INSPECTION AND ACCEPTANCE (MAY 2005) (TAILORED)
     a. Final inspection and acceptance of the work called for herein shall be by the designated Contracting Officer’s Representative (COR) at: (Address indicated on Page 2 of the CDRL cover sheets, DD Form 1423-1, Exhibit A.)
     b. If hardware deliverables are required by the SOW, instructions for their final inspection and acceptance will be provided concurrently with the Packaging and Marking Instructions under Provision D-2).
E-02
CLAUSES INCORPORATED BY REFERENCE

52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2003

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Section F — Deliveries or Performance
SECTION F SPECIAL PROVISIONS
F-01 DELIVERY SCHEDULE/PERIOD OF PERFORMANCE (MAY 2005) (TAILORED)
     The contractor shall complete all work required by CLIN 0001 through 0006 no later than 12 months after the effective date of the contract.
F-02 DELIVERY SCHEDULE OF TECHNICAL DATA ITEMS (MAY 2005)
     The delivery schedule for each data deliverable will be as specified on the attached Contract Data Requirements List(s), DD Form 1423-1, Exhibit A.
F-03
CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991
52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003

HQ0006-07-C-7372

Section G — Contract Administration Data
SECTION G SPECIAL PROVISIONS
G-01 CONTRACT ADMINISTRATION (MAY 2005) (TAILORED)
     Notwithstanding the Contractor’s responsibility for total management during the performance of this contract, the administration of the contract will require maximum coordination between the Government and the Contractor. The following individuals will be the Government points of contact during the performance of this contract:
     (a) CONTRACTING OFFICERS
     All contract administration will be effected by the Procuring Contracting Officer (PCO) or designated Administrative Contracting Officer (ACO). Communication pertaining to the contract administration should be addressed to the Administrative Contracting Officer if designated. Contract administration functions (see FAR 42.302 and DFARS 242.302) are assigned to the cognizant contract administration office. No changes, deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duly authorized representative authorizing such changes, deviations, or waivers.
     The point of contact for all contractual matters is: (The Contract Specialist identified on Page 2 of the CDRL cover sheets, DD Form
1423-1, Exhibit A.)
     (b) CONTRACTING OFFICER’S REPRESENTATIVE
     The Contracting Officer’s Representative (COR) is not authorized to change any of the terms and conditions of the contract. The Contractor is advised that only the Contracting Officer can change or modify the contract terms or take any other action which obligates the Government. Then, such action must be set forth in a formal modification to the contract. The authority of the COR cannot be redelegated to another person and is strictly limited to the specific duties set forth in his/her letter of appointment, a copy of which is furnished to the Contractor. Contractors who rely on direction from other than the Contracting Officer or a COR acting OUTSIDE the strict limits of his/her responsibilities as set forth in his/her letter of appointment do so at their own risk and expense. Such actions do not bind the Government contractually. Any contractual questions shall be directed to the Contracting Officer.
     The COR under this contract is: (The COR identified on Page 2 of the CDRL cover sheets, DD Form 1423-1, Exhibit A.)
     (c) The Contracting Officer shall provide the following information from the MDA Representations, Certifications and Other Statements of Offerers referenced in special provision H-l, and make it a part of Contract Administration for the contract. In addition, the contractor shall update this information, when necessary, after contract award.

Name of Company EDA POC:	B. K. GOGIA

E-Mail Address:	bkgogia@dsri.com

Telephone No.:	(703) 917-0880 ext 225
(including area code and extension)
The point of contact on matters pertaining to contract audits is as follows:

Name:	B.K. Gogia

Title:	President & CEO

HQ0006-07-C-7372

Telephone No.:	(703) 917-0880 x 225
(including area code and extension)
G-02 IDENTIFICATION OF CORRESPONDENCE (MAY 2005)
     All correspondence and data submitted by the Contractor under this contract shall reference the contract number.
G-03 REMITTANCE ADDRESS (MAY 2005)
     The following information is provided pursuant to FAR 52.232-33, “Payment by Electronic Funds Transfer — Central Contractor Registration,” Contract Section I (if applicable):
     DATAMAT SYSTEMS RESEARCH, INC.
     1600 INTERNATIONAL DRIVE, SUITE 110
     MCLEAN, VA 22102-4860
G-04 PATENT INFORMATION (MAY 2005) (TAILORED)
Patent information in accordance with FAR 52.227-11, “Patent Rights — Retention by the Contractor (Short Form),” shall be forwarded through the Procuring Contracting Officer (PCO) and a courtesy copy provided to the Contracting Officer’s Representative (COR).
     Missile Defense Agency
     ATTN: MDA/DACT
     7100 Defense Pentagon
     Washington, DC 20301-7100
G-05 SUBMISSION OF PAYMENT REQUESTS USING WIDE AREA WORK FLOW — RECEIPT AND ACCEPTANCE (WAWF-RA) (JUN 2005)
a. Requirement for Electronic Payment Requests by WAWF-RA
     1. The Contractor shall submit all payment requests electronically in accordance with FAR Part 32. As prescribed in DFARS clause 252.232-7003, Electronic Submission of Payment Requests, contractors shall submit all payment requests in electronic form unless the exception in the DFARS clause applies. Paper copies will no longer be processed for payment.
     2. To facilitate electronic submission, contractors shall submit all payment requests through the Wide Area Work Flow-Receipt and Acceptance (WAWF-RA) System at https://wawf.eb.mil using the appropriate Service Acceptor’s DoDAAC (MDA’s (NCR) is HQ0006; JNIC is H95001). When using WAWF-RA, the contractor will inform the Contracting Officer’s Representative (COR) or designee via e-mail that a WAWF document has been submitted for approval.
     3. In accordance with Appendix F of the DFARS, at the time of each delivery of supplies or services under this contract, the contractor shall prepare and furnish to the Government the WAWF-RA electronic form in lieu of a paper copy Material Inspection and Receiving Report (MIRR), DD Form 250.
     4. When requesting final payment, the Contractor must establish compliance with all terms of the contract by submitting a Final Receiving Report through WAWF-RA, or Letter of Transmittal, as applicable.

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     5. The WAWF Training Links are located on the Internet at https://wawf.eb.mil under “About WAWF”.
     6. Questions regarding the use of the system are to be directed to the WAWF Help Desk:
DISA WESTHEM
Area Command Ogden
Customer Service Center
CONUS ONLY: 1-866-618-5988
COMMERCIAL: 801-605-7095
DSN: 338-7095
FAX COMMERCIAL: 801-605-7453
FAX DSN: 388-7453
cscassig@ogden.disa.mil
b. Submission of Invoices under Fixed Price Type Contracts
     1. “Invoice” as used in this paragraph does not include the contractor’s requests for progress payments.
     2. The use of WAWF-RA electronic form and invoice are in accordance with DFARS Appendix F.
     3. In addition to the requirements of the Prompt Payment clause of the contract, the contractor shall cite on each invoice the contract line item (CLIN); the contract subline item number (SUBCLIN), if applicable; the accounting classification reference number (ACRN), and the payment terms.
     4. The contractor shall prepare either:
                               a separate invoice for each activity designated to receive the supplies or services or a consolidated invoice covering all shipments delivered under an individual order
     5. If acceptance is at origin, the contractor shall submit the WAWF-RA electronic form or other acceptance verification directly to the designated payment office.
     6. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.
c. Submission of Vouchers under Time and Materials and Cost Type Contracts (NOT APPLICABLE TO THIS CONTRACT)
     1. Contractors approved under the Defense Contract Audit Agency’s (DCAA) direct billing program may submit the first and subsequent interim vouchers directly to the disbursing office. Contractors participating in the direct billing program must provide a copy of the first interim voucher to the cognizant DCAA office within 5 days of its submission to the disbursing office.
     2. Upon written notification to the contractor, DCAA may rescind the direct submission authority. Upon receipt of the notice to rescind the direct submission authority, the contractor will immediately begin to submit invoices for the affected contracts to DCAA.
     3. When authorized by the DCAA in accordance with DFARS 242.803(b)(i)(C), the contractor may submit interim payment requests. Such authorization does not extend to the first and final vouchers. Vouchers requesting interim payments shall be submitted no more than once every two weeks. For indefinite delivery type contracts, interim payment requests shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 90 calendar days between performance and submission of an interim payment request.

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     4. The contractor agrees to segregate costs incurred under this contract at the level of performance, either task or subtask, or CLIN or SUBCLIN, rather than on a total contract basis, and to submit vouchers reflecting costs incurred at that level. Vouchers shall contain summaries of work charged during the period covered, as well as overall cumulative summaries for all work invoiced to date, by line item, subline item, task or subtask. Delivery orders will be segregated by individual order.
     5. The contractor shall submit the final voucher to the cognizant DCAA office and ACO, if applicable.
G-06 ACCOUNTING AND APPROPRIATION DATA
ACCOUNTING AND APPROPRIATION DATA
AA: 9760400.2520 6 BM 2520 60605502C00 255Y S12135 MD6051002C2875 620352
AMOUNT: $50,000.00
CIN SB9JLR62875000101: $50,000.00
AB: 9760400.2520 6 BM 2520 60605502C00 255Y S12135 MD6051002C3600 620352
AMOUNT: $100,000.00
CIN SB9JLR63600000201: $100,000.00
AC: 9760400.2520 6 BM 2520 60605502C00 255Y S12135 MD6051002C3602 620352
AMOUNT: $100,000.00
CIN SB9JLR63602000301: $100,000.00
AD: 9760400.2520 6 BM 2520 60605502C00 255Y S12135 MD6051002C3603 620352
AMOUNT: $100,000.00
CIN SB9JLR63603000401: $100,000.00
AE: 9760400.2520 6 BM 2520 60605502C00 255Y S12135 MD6051002C3604 620352
AMOUNT: $50,000.00
CIN SB9JLR63604000501: $50,000.00

HQ0006-07-C-7372

Section H — Special Contract Requirements
SECTION H SPECIAL PROVISIONS
H-01 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE
     All representations and certifications and other written statements made by the contractor in response to MDA REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS of the solicitation or at the request of the Contracting Officer, incident to the award of the contract or modification of this contract, have been retained in the official government contract file and are hereby incorporated by reference with the same full force and effect as if they were given in full text.
H-02 ALTERNATE DISPUTES RESOLUTION (MAY 2005)
     The Government and the Contractor will work together to ensure the success of the STTR Phase II program. The parties realize, however, that disagreements and disputes may arise between them. They agree to use their best efforts to resolve all disagreements and disputes quickly, efficiently and fairly. The Government prefers to resolve all issues arising under or related to the contract by negotiation, first at the Contracting Officer level, and if unresolved, at the Program Director/Manager level. If negotiations reach an impasse, the Government and the Contractor agree to consider using one or more of the ADR processes identified in 5 USC 571. In the event either party rejects the use of ADR procedures, he will inform the other in writing of the specific reasons.
     The parties agree that they will establish a written ADR process, tailored to the circumstances, before beginning ADR. Typically, the agreement will address: issues requiring resolution, authorized representatives, appointment of neutrals, audit requirements, confidentiality and duration of the ADR process, suspension of litigation, and a schedule.
This provision does not prevent either party from taking any action to preserve its rights under the Contract Disputes Act or any other statute or regulation. Agreement to this provision is not a condition for award of this contract, nor will objections to this provision be considered in evaluation for award.
H-03 PUBLIC RELEASE OF INFORMATION (MAY 2005) (TAILORED)
     a. The policies and procedures outlined herein apply to information submitted by the Contractor and his subcontractors for approval for public release. Prior to public release, all information shall be cleared as shown in the “National Industrial Security Program Operating Manual” (DoD 5220.22-M). At a minimum, these materials may be technical papers, presentations, articles for publication and speeches or mass media material, such as press releases, photographs, fact sheets, advertising, posters, compact discs, videos, etc.
     b. All materials which relate to the work performed by the contractor under this contract shall be submitted to MDA for review and approval prior to release to the public. Subcontractor public information materials shall be submitted for approval through the prime contractor to MDA.
     c. The MDA review and approval process for contractors working under an MDA contract starts with the contracting officer’s representative (COR) when they are located at the MDA National Capital Region (NCR— address same as paragraph j. below), and the contracting officer (who signed contract on cover sheet for contract award, or designated replacement) for all other contracts.
     (1) The contractor shall request a copy of MDA form “Request for Public Release Review” or any superseding form from the MDA COR or contracting officer (when COR is external to MDA NCR).
     (2) The contractor shall complete Sections A through I of the Clearance Request form (or comply with the instructions of any superseding form) and submit it with materials to be cleared to the COR (see paragraph j.

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below). If the information was previously cleared, provide the Public Release Case Number if available and a copy of the previous document highlighting the updated information.
     (3) The COR may affirm “public releaseability” by signing Section J.1, as Technical Reviewer.
     (4) The COR will forward the Clearance Request with the materials to be cleared to the MDA designated point of contact for Section J.2 approval and submission of package to MDA/DC.
     (5) The MDA COR or contracting officer (when COR is external to MDA NCR) will notify the contractor of the agency’s final decision regarding the status of the request.
     d. The contractor shall submit the following to the COR at least 60 days in advance of the proposed release date:
     (1) Seven (7) copies of each item.
     (2) Written statement, including:
     (a) To whom the material is to be released
     (b) Desired date for public release
     (c) Statement that the material has been reviewed and approved by officials of the contractor or the subcontractor, for public release, and
     (d) The contract number.
     e. The items submitted must be complete. Photographs shall have captions.
     f. Outlines, rough drafts, marked-up copy (with handwritten notes), incorrect distribution statements, FOUO information, export controlled or ITAR information will not be accepted or cleared.
     g. Abstracts or abbreviated materials may be submitted if the intent is to determine the feasibility of going further in preparing a complete paper for clearance. However, clearance of abstracts or abbreviated materials does not satisfy the requirement for clearance of the entire paper.
     h. The MDA Director of Communications (MDA/DC) is responsible for coordinating the public release review. MDA/DC will work directly with the COR if there are questions or concerns regarding submissions. MDA/DC will not work with contractors who have not gone through their COR.
     i. Once information has been cleared for public release, it is in the public domain and shall always be used in its originally cleared context and format. Information previously cleared for public release but containing new, modified or further developed information must be submitted again for public release following the steps outlined in items a. through h. above.
     j. Due to time and screening constraints, it is recommended that all “public release” packages submitted to MDA be forwarded by a commercial overnight delivery service, addressed as follows:
     Missile Defense Agency (MDA/DACT)
     Attn: First name, Last name*
      1301 Southgate Road
     Arlington, VA 22202

*	Insert name of COR or, if information is being forwarded by COR to MDA, insert the name of the Contracting Officer.
H-04 ENABLING CLAUSE FOR BMD INTERFACE SUPPORT (MAY 2005)

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     a. It is anticipated that, during the performance of this contract, the Contractor will be required to support Technical Interface/Integration Meetings (TIMS) with other Ballistic Missile Defense (BMD) Contractors and other Government agencies. Appropriate organizational conflicts of interest clauses and additional costs, if any, will be negotiated as needed to protect the rights of the Contractor and the Government.
     b. Interface support deals with activities associated with the integration of the requirements of this contract into BMD system plans and the support of key Missile Defense Agency (MDA) program reviews.
     c. The Contractor agrees to cooperate with BMD Contractors by providing access to technical matters, provided, however, the Contractor will not be required to provide proprietary information to non-Government entities or personnel in the absence of a non-disclosure agreement between the Contractor and such entities.
     d. The Contractor further agrees to include a clause in each subcontract requiring compliance with paragraph c. above. This agreement does not relieve the Contractor of its responsibility to manage its subcontracts effectively, nor is it intended to establish privity of contract between the Government and such subcontractors.
     e. Personnel from BMD Contractors or other Government agencies or Contractors are not authorized to direct the Contractor in any manner. The Contractor agrees to accept technical direction as follows: Whenever it becomes necessary to modify the contract and redirect the effort, a change order signed by the Contracting Officer, or a supplemental agreement signed by both the Contracting Officer and the Contractor, will be issued.
     f. This clause shall not prejudice the Contractor or its subcontractors from negotiating separate organizational conflict of interest agreements with BMD Contractors; however, these agreements shall not restrict any of the Government’s rights established pursuant to this clause or any other contract.
H-07 MDA VISIT AUTHORIZATION PROCEDURES (MAY 2005)
     a. The Contractor shall submit all required visit clearances in accordance with NISPOM regulations and will forward all visit requests, identifying the contract number, to:
Office of the Secretary of Defense
Missile Defense Agency, MDA/SOC
7100 Defense Pentagon
Washington, DC 20301-7100
Telephone No.: (703) 697-8204 Facsimile No.: (703) 693-1526
     b. The COR is authorized to approve visit requests for the Contracting Officer.
H-08 CONTROL OF ACCESS TO MDA SPACES AND INFORMATION SYSTEMS (MAY 2005)
     a. To maintain the security of the MDA spaces and information systems, the Contractor shall notify the COR in writing whenever a prime or subcontractor employee included on the current Visit Authorization Request/Letter no longer supports this contract. This requirement shall apply to both Contractor and employee initiated termination of services and to temporary suspension of services.
     b. The contractor will cooperate with COR in taking the following actions (facilitating the employee’s return of all badges, keycards, and passes). Specifically, upon notification, the COR will work with the Technical Area Security Officer (TASO)/Office Security Manager (OSM) to ensure timely action to:
     (1) remove the employee from the current Visit Authorization Request/Letter;
     (2) cancel the MDA badge, keycard and Pentagon Pass issued pursuant to the Visit Authorization Request/Letter; and
     (3) terminate the MDA LAN account/access privileges.

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     c. The contractor shall identify the reason for and date of termination or expected period of suspension and submit the notification to the COR within five (5) working days prior to service discontinuation. For unplanned termination or suspension of services, notification shall be made on the same working day as the termination/suspension action.
H-09 ORGANIZATIONAL CONFLICT OF INTEREST (OCI) (MAY 2005) (TAILORED)
     a. Purpose: The primary purpose of this clause is to aid in ensuring that:
     (1) the Contractor’s objectivity and judgment are not biased because of its present, or currently planned interests (financial, contractual, organizational, or otherwise) which relate to work under this contract;
     (2) the Contractor does not obtain an unfair competitive advantage by virtue of its access to non-public information regarding the Government’s program plans and actual or anticipated resources; and
     (3) the Contractor does not obtain any unfair competitive advantage by virtue of its access to proprietary information belonging to others.
     b. Scope: The restrictions described herein shall apply to performance or participation by the Contractor and any of its affiliates or their successors in interest (hereinafter collectively referred to as “Contractor”) in the activities covered by this clause as prime Contractor, subcontractor, co-sponsor, joint venture, consultant, or in any similar capacity. The term “proprietary information” for purposes of this clause is any information considered so valuable by its owners that it is held secret by them and their licensees. Information furnished voluntarily by the owner without limitations on its use, or which is available without restrictions from other sources, is not considered proprietary.
     (1) Maintenance of Objectivity: The Contractor shall be ineligible to participate in any capacity in contracts, subcontracts, or proposals thereof (solicited or unsolicited) which stem directly from the Contractor’s performance of work under this contract. Furthermore, unless so directed in writing by the Contracting Officer, the Contractor shall not perform any services under this contract on any of its own products or services, or the products or services of another firm if the Contractor is, or has been, substantially involved in their development or marketing. In addition, if the Contractor under this contract prepares a complete, or essentially complete, Statement of Work (SOW)/Statement of Objectives (SOO), or other form of technical solutions, functions, requirements or specifications document, to be used, directly or indirectly, in competitive acquisitions, the Contractor shall be ineligible to perform or participate in any capacity in any contractual effort which is based on such SOW/SOO or specifications. Nothing in this subparagraph shall preclude the Contractor from competing for follow-on contracts involving the same or similar services based on such a SOW/SOO or specification. This paragraph does not apply to follow-on SBIR/STTR contracts for work awarded in Phase I or Phase II.
     (2) Access To and Use of Government Information: If the Contractor, in the performance of this contract, obtains access to information such as plans, policies, reports, studies, financial plans, or data which has not been released or otherwise made available to the public, the Contractor agrees that without prior written approval of the Contracting Officer, it shall not: (a) use such information for any private purpose; (b) compete for work based on such information for a period of one year after the completion of this contract, or until such information is released or otherwise made available to the public, whichever occurs first; (c) submit an unsolicited proposal to the Government which is based on such information until one (1) year after such information is released or otherwise made available to the public, or (d) release such information.
     (3) Access To and Protection of Proprietary Information: The Contractor agrees that, to the extent it receives or is given access to proprietary data, trade secrets, or other confidential or privileged technical, business, or financial information (hereinafter referred to as “proprietary data”) under this contract, it shall treat such information in accordance with any restrictions imposed on such information. The Contractor further agrees to enter into a written agreement for the protection of the proprietary data of others and to exercise diligent effort to protect such proprietary data from unauthorized use or disclosure. In addition, the Contractor shall obtain from each

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employee who has access to proprietary data under this contract, a written agreement which shall in substance provide that such employee shall not, during his/her employment by the Contractor or thereafter, disclose to others or use for their benefit, proprietary data received in connection with the work under this contract. The Contractor will educate its employees regarding the philosophy of Part 9.505-4 of the Federal Acquisition Regulation so that they will not use or disclose proprietary information or data generated or acquired in the performance of this contract except as provided herein.
     c. Subcontracts: The Contractor shall include this or substantially the same clause, including this paragraph, in consulting agreements and subcontracts of all tiers. The terms “Contract”, “Contractor”, and “Contracting Officer”, will be appropriately modified to preserve the Government’s rights.
     d. Representations and Disclosures:
     (1) The Contractor represents that it has disclosed to the Contracting Officer, prior to award, all facts relevant to the existence or potential existence of organizational conflicts of interest as that term is used in FAR Subpart 9.5. To facilitate disclosure and Contracting Officer approval, the Contractor shall complete an OCI Analysis/Disclosure Form for each MDA, Ballistic Missile Defense (BMD), and BMD-related contract or subcontract (if there is a potential conflict of interest; form shall be requested from the Procuring Contracting Officer).
     (2) The Contractor represents that if it discovers an organizational conflict of interest or potential conflict of interest after award, a prompt and full disclosure shall be made in writing to the Contracting Officer. This disclosure shall include a description of the action the Contractor has taken or proposes to take in order to avoid or mitigate such conflicts.
     e. Remedies and Waiver:
     (1) For breach of any of the above restrictions or for non-disclosure or misrepresentation of any relevant facts required to be disclosed concerning this contract, the Government may terminate this contract for default, disqualify the Contractor from subsequent related contractual efforts, and pursue such other remedies as may be permitted by law or this contract. If, however, in compliance with this clause, the Contractor discovers and promptly reports an organizational conflict of interest (or the potential thereof) subsequent to contract award, the Contracting Officer may terminate this contract for convenience if such termination is deemed to be in the best interest of the Government.
     (2) The parties recognize that this clause has potential effects which will survive the performance of this contract and that it is impossible to foresee each circumstance to which it might be applied in the future. Accordingly, the Contractor may at any time seek a waiver from the Director, MDA, (via the Contracting Officer) by submitting a full written description of the requested waiver and the reasons in support thereof.
     f. Modifications: Prior to contract modification, when the SOW/SOO or specification is changed to add new work or the period of performance is significantly increased, the Contracting Officer will request and the Contractor is required to submit either an organizational conflict of interest disclosure or an update of the previously submitted disclosure(s) or representation(s).
H-10 ACQUISITION OF FACILITIES (MAY 2005) (TAILORED)
     The Contractor agrees to provide all necessary facilities (as defined under FAR 45.301 and further defined under FAR 45.101, Definitions of Plant Equipment and Real Property) for the performance of this contract.
H-ll            GOVERNMENT-FURNISHED PROPERTY AND/OR TECHNICAL INFORMATION (IF APPLICABLE)

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     The Government will furnish to the Contractor for use in the performance of the contract Government-owned property and/or information listed in an attachment to this contract, subject to the provisions of the Government Property Clause of the Contract Clauses.
H-12 PUBLIC LAW 102-564, SEC. 306. SENSE OF THE CONGRESS CONCERNING AMERICAN-MADE EQUIPMENT AND PRODUCTS.
     “(a) PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS- It is the sense of the Congress that an entity that is awarded a funding agreement under the SBIR program of a Federal agency under section 9 of the Small Business Act should, when purchasing any equipment or a product with funds provided through the funding agreement, purchase only American-made equipment and products, to the extent possible in keeping with the overall purposes of that program.
     “(b) NOTICE TO SBIR AWARDEES- Each Federal agency that awards funding agreements under the SBIR program shall provide to each recipient of such an award a notice describing the sense of the Congress, as set forth in subsection (a).”
H-13 PROPOSER ELIGIBILITY/LIMITATIONS AND PRINCIPAL INVESTIGATOR/KEY PERSONNEL (STTR)
     Quoting from the STTR Solicitation:
“1.3 Proposer Eligibility and Limitations
“Each proposer must qualify as a small business for research or research and development purposes as defined in Section 2.3 and certify to this on the Cover Sheet of the proposal. In addition, a minimum of 40 percent of each STTR project must be carried out by the small business concern and a minimum of 30 percent of the effort performed by the research institution, as defined in Section 2.4. The percent of work is usually measured by both direct and indirect costs, although proposers planning to subcontract a significant fraction of their work should verify how it will be measured with their DoD contracting officer during contract negotiations. The principal investigator must be primarily employed with the small business firm or the research institution. At the time of award of a Phase I or Phase II contract, the small business concern must have at least one employee in a management position whose primary employment is with the small business and who is not also employed by the research institution. Primary employment means that more than one half of the employee’s time is spent with the small business. Primary employment with a small business concern precludes full-time employment at another organization. For both Phase I and Phase II, all research or research and development work must be performed by the small business concern and its subcontractors in the United States...”
     Should changes be necessary, the contractor shall notify the Contracting Officer and COR in writing at least two weeks in advance, otherwise as soon as known, of the proposed substitutes and their qualifications. Implementation of the changes shall be subject to Government approval.
     This clause does not, in any way, abrogate the contractor’s authority to hire or assign personnel as it sees fit, or its responsibility to fill key positions with qualified personnel.

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Section I — Contract Clauses
CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JAN 2005
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-50	Combating Trafficking in Persons	APR 2006
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-1 Alt I	Authorization And Consent (Jul 1995) — Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-11	Patent Rights—Retention By The Contractor (Short Form)	JUN 1997
52.229-3	Federal, State And Local Taxes	APR 2003
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984

HQ0006-07-C-7372

52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-23 Alt I	Assignment of Claims (Jan 1986) — Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes—Fixed Price	AUG 1987
52.243-1 Alt V	Changes—Fixed-Price (Aug 1987) — Alternate V	APR 1984
52.244-6	Subcontracts for Commercial Items	FEB 2006
52.245-4	Government-Furnished Property (Short Form)	JUN 2003
52.245-18	Special Test Equipment	FEB 1993
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Required Central Contractor Registration Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.208-7000	Intent To Furnish Precious Metals As Government— Furnished Material	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	JUN 2005
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.225-7014 Alt I	Preference For Domestic Specialty Metals (Jun 2005) — Alternate I	APR 2003
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7018	Rights in Noncommercial Technical Data and Computer Software — Small Business Innovation Research (SBIR) Program	JUN 1995
252.227-7019	Validation of Asserted Restrictions— Computer Software	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government- Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7030	Technical Data — Withholding Of Payment	MAR 2000
252.227-7034	Patents—Subcontracts	APR 1984
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991

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252.232-7003	Electronic Submission of Payment Requests	JAN 2004
252.232-7010	Levies on Contract Payments	SEP 2005
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	MAR 2000
252.245-7001	Reports Of Government Property	MAY 1994
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
CLAUSES INCORPORATED BY FULL TEXT
52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/
(End of clause)
252.227-7017 IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE RESTRICTIONS. (JUN 1995)
(a) The terms used in this provision are defined in following clause or clauses contained in this solicitation--
(1) If a successful offeror will be required to deliver technical data, the Rights in Technical Data—Noncommercial Items clause, or, if this solicitation contemplates a contract under the Small Business Innovative Research Program, the Rights in Noncommercial Technical Data and Computer Software—Small Business Innovative Research (SBIR) Program clause.
(2) If a successful offeror will not be required to deliver technical data, the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause, or, if this solicitation contemplates a contract under the Small Business Innovative Research Program, the Rights in Noncommercial Technical Data and Computer Software—Small Business Innovative Research (SBIR) Program clause.
(b) The identification and assertion requirements in this provision apply only to technical data, including computer software documents, or computer software to be delivered with other than unlimited rights. For contracts to be awarded under the Small Business Innovative Research Program, the notification requirements do not apply to technical data or computer software that will be generated under the resulting contract. Notification and identification is not required for restrictions based solely on copyright.
(c) Offers submitted in response to this solicitation shall identify, to the extent known at the time an offer is submitted to the Government, the technical data or computer software that the Offeror, its subcontractors or suppliers, or potential subcontractors or suppliers, assert should be furnished to the Government with restrictions on use, release, or disclosure.
(d) The Offeror’s assertions, including the assertions of its subcontractors or suppliers or potential subcontractors or suppliers shall be submitted as an attachment to its offer in the following format, dated and signed by an official authorized to contractually obligate the Offeror:

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Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.
The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or Computer			Name of Person
Software to be Furnished			Asserting
With Restrictions *	Basis for Assertion **	Asserted Rights Category ***	Restrictions ****
      (LIST)*****                                     (LIST)                                                (LIST)                                          (LIST)

*	For technical data (other than computer software documentation) pertaining to items, components, or processes developed at private expense, identify both the deliverable technical data and each such items, component, or process. For computer software or computer software documentation identify the software or documentation.

**	Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions. For technical data, other than computer software documentation, development refers to development of the item, component, or process to which the data pertain. The Government’s rights in computer software documentation generally may not be restricted. For computer software, development refers to the software. Indicate whether development was accomplished exclusively or partially at private expense. If development was not accomplished at private expense, or for computer software documentation, enter the specific basis for asserting restrictions.

***	Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract, or specially negotiated licenses).

****	Corporation, individual, or other person, as appropriate.

*****	Enter “none” when all data or software will be submitted without restrictions.
Date
Printed Name and Title
Signature
(End of identification and assertion)
(e) An offeror’s failure to submit, complete, or sign the notification and identification required by paragraph (d) of this provision with its offer may render the offer ineligible for award.
(f) If the Offeror is awarded a contract, the assertions identified in paragraph (d) of this provision shall be listed in an attachment to that contract. Upon request by the Contracting Officer, the Offeror shall provide sufficient information to enable the Contracting Officer to evaluate any listed assertion.
(End of provision)
252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

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(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the Missile Defense Agency under Contract No. HQ0006-07-7372.
(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the Missile Defense Agency.

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Section J — List of Documents, Exhibits and Other Attachments
Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	Contract Data	9	27-OCT-2006
	Requirements List
Attachment 1	Statement of Work	4	27-OCT-2006